Collateral Stratification Report

MASTR 2004-1 and 5

Pool Summary
Number of Loans:	414
Aggregrate Scheduled Principal Balance:	$199,757,279
Minimum Scheduled Principal Balance:	$109,898
Maximum Scheduled Principal Balance:	$1,191,511
Average Scheduled Principal Balance:	$482,506
Minimum Mortgage Interest Rate:	5.000%
Maximum Mortgage Interest Rate:	6.750%
WA Mortgage Interest Rate:	5.954%
Minimum Remaing Scheduled Term:	324
Maxinum Remaining Scheduled Term:	360
WA Remaining Scheduled Term:	356
Minimum Original LTV:	25.82%
Maximum Original LTV:	91.00%
WA Original LTV:	68.77%
Latest Maturity:	20340101
Prepay %:	4.43%
Conforming %:	0.57%

Top 10 States	# of Loans	Aggregate Balance	% of Aggregate Balance
California	205	$99,784,026	49.95%
Illinois	33	15,838,447	7.93
New York	19	8,821,537	4.42
Virginia	18	8,630,009	4.32
New Jersey	17	8,290,478	4.15
Florida	13	6,511,109	3.26
Massachusetts	11	5,288,317	2.65
Washington	11	5,098,698	2.55
Colorado	10	4,523,045	2.26
Texas	9	4,371,341	2.19
Other	68	32,600,271	16.32
Total:	414	$199,757,279	100.00%

Range of Original Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$200,000 or less	2	$303,469	0.15%
$200,001 - $250,000	1	233,767	0.12
$250,001 - $300,000	1	280,000	0.14
$300,001 - $350,000	24	8,198,779	4.10
$350,001 - $400,000	97	36,643,634	18.34
$400,001 - $450,000	88	37,511,385	18.78
$450,001 - $500,000	80	38,041,966	19.04
$500,001 - $550,000	31	16,376,552	8.20
$550,001 - $600,000	26	14,925,314	7.47
$600,001 - $650,000	34	21,608,182	10.82
$650,001 - $700,000	3	2,029,353	1.02
$700,001 - $750,000	4	2,966,774	1.49
$750,001 - $800,000	6	4,695,428	2.35
$800,001 - $850,000	4	3,313,607	1.66
$850,001 - $900,000	2	1,715,280	0.86
$900,001 - $950,000	2	1,823,641	0.91
$950,001 - $1,000,000	8	7,898,638	3.95
$1,000,001 or more	1	1,191,511	0.60
Total:	414	$199,757,279	100.00%
Average Original Bal: 484,470

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance
4.876% - 5.000%	1	$412,245	0.21%
5.126% - 5.250%	7	3,362,015	1.68
5.251% - 5.375%	9	4,917,872	2.46
5.376% - 5.500%	45	21,108,737	10.57
5.501% - 5.625%	50	24,101,215	12.07
5.626% - 5.750%	38	18,215,143	9.12
5.751% - 5.875%	52	25,705,126	12.87
5.876% - 6.000%	46	20,922,525	10.47
6.001% - 6.125%	42	20,777,336	10.40
6.126% - 6.250%	56	27,184,344	13.61
6.251% - 6.375%	42	19,278,420	9.65
6.376% - 6.500%	18	10,317,162	5.16
6.501% - 6.625%	1	474,731	0.24
6.626% - 6.750%	7	2,980,409	1.49
Total:	414	$199,757,279	100.00%
Weighted Average: 5.954%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 23, 2004 19:17

Collateral Stratification Report

MASTR 2004-1 and 5

Range of Original Loan to Value Ratios	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less	38	$17,531,218	8.78%
50.01% - 55.00%	24	11,548,858	5.78
55.01% - 60.00%	30	15,299,803	7.66
60.01% - 65.00%	36	19,299,266	9.66
65.01% - 70.00%	70	36,070,786	18.06
70.01% - 75.00%	60	27,537,467	13.79
75.01% - 80.00%	149	69,386,909	34.74
85.01% - 90.00%	6	2,433,589	1.22
90.01% - 95.00%	1	649,383	0.33
Total:	414	$199,757,279	100.00%
Weighted Average: 68.77

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	330	$160,647,025	80.42%
Planned Unit Development	64	29,329,452	14.68
Two- to Four Family	10	5,088,366	2.55
Condominium	9	4,279,842	2.14
Townhouse	1	412,593	0.21
Total:	414	$199,757,279	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Rate & Term Refinance	176	$82,510,194	41.31%
Purchase	126	62,325,445	31.20
Cash Out Refinance	112	54,921,639	27.49
Total:	414	$199,757,279	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary	401	$191,903,406	96.07%
Secondary	11	6,657,597	3.33
Investor	2	1,196,276	0.60
Total:	414	$199,757,279	100.00%

Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
301 - 360	414	$199,757,279	100.00%
Total:	414	$199,757,279	100.00%
Weighted Average: 356

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	205	$99,784,026	49.95%
Illinois	33	15,838,447	7.93
New York	19	8,821,537	4.42
Virginia	18	8,630,009	4.32
New Jersey	17	8,290,478	4.15
Florida	13	6,511,109	3.26
Massachusetts	11	5,288,317	2.65
Washington	11	5,098,698	2.55
Colorado	10	4,523,045	2.26
Texas	9	4,371,341	2.19
Arizona	10	4,107,366	2.06
Maryland	8	3,922,543	1.96
Georgia	6	3,884,256	1.94
Connecticut	7	3,532,148	1.77
District Of Columbia	5	2,471,846	1.24
Tennessee	5	2,427,272	1.22
Minnesota	5	2,257,758	1.13
Oregon	3	1,303,803	0.65
Kansas	2	1,047,565	0.52
Ohio	2	963,731	0.48
Utah	2	933,689	0.47
Indiana	2	912,428	0.46
New Mexico	2	911,462	0.46
Michigan	2	781,288	0.39
Nevada	1	646,809	0.32
Pennsylvania	1	545,749	0.27
Hawaii	1	539,021	0.27
Delaware	1	472,059	0.24
Oklahoma	1	356,453	0.18
New Hampshire	1	349,259	0.17
Montana	1	233,767	0.12
Total:	414	$199,757,279	100.00%
top zip %: 1.23
Northern CA %: 22.91
Southern CA %: 27.04

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 23, 2004 19:17

Collateral Stratification Report

MASTR 2004-1 and 5

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	299	$140,750,170	70.46%
Reduced	43	21,329,072	10.68
Alternate	34	17,041,690	8.53
Limited	19	9,988,774	5.00
Stated Doc	12	6,052,306	3.03
No Doc	4	2,662,768	1.33
Streamline	2	1,134,680	0.57
No Ratio	1	797,819	0.40
Total:	414	$199,757,279	100.00%

Credit Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
601 - 650	24	$11,433,682	5.72%
651 - 700	77	36,940,220	18.49
701 - 750	149	71,594,379	35.84
751 - 800	155	74,674,078	37.38
801 - 850	9	5,114,921	2.56
Total:	414	$199,757,279	100.00%
Weighted Average: 732

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
Wamu	90	$42,747,863	21.40%
Provident Funding	87	38,671,750	19.36
	40	18,989,489	9.51
Wells Fargo Home Mortgage	38	18,702,509	9.36
Suntrust	36	17,916,594	8.97
Virtual Bank	21	11,385,576	5.70
Downey Savings	18	8,377,506	4.19
Nat City Mortgage	14	8,007,600	4.01
Mid-America	15	7,973,217	3.99
Greenpoint Mortgage Corporation	16	7,715,358	3.86
Cendant Mortgage	11	5,258,223	2.63
HSBC	8	3,822,725	1.91
QCK	5	2,034,727	1.02
E-Loan	3	1,752,219	0.88
Nexstar	3	1,696,888	0.85
Universal America Mortgage Corporation	3	1,321,320	0.66
First Financial	2	1,252,934	0.63
First Saving	1	993,284	0.50
Plaza Home Mortgage	2	774,993	0.39
Mortgage IT	1	362,505	0.18
Total:	414	$199,757,279	100.00%

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
American Home Mortgage	65	$28,974,294	14.50%
American Mortgage Network	9	5,028,659	2.52
Cendant Mortgage	11	5,258,223	2.63
Downey Savings	18	8,377,506	4.19
E-Loan	3	1,752,219	0.88
First Financial	2	1,252,934	0.63
First Saving	1	993,284	0.50
Greenpoint Mortgage Corporation	16	7,715,358	3.86
HSBC	8	3,822,725	1.91
Mid-America	15	7,973,217	3.99
Mortgage IT	8	3,734,885	1.87
Nat City Mortgage	14	8,007,600	4.01
Nexstar	3	1,696,888	0.85
Plaza Home Mortgage	2	774,993	0.39
Prism Mortgage/RBC Mortgage	9	5,372,529	2.69
Provident Funding	87	38,671,750	19.36
Suntrust	36	17,916,594	8.97
Universal America Mortgage Corporation	3	1,321,320	0.66
Virtual Bank	21	11,385,576	5.70
Wells Fargo Home Mortgage	38	18,702,509	9.36
	40	18,989,489	9.51
QCK	5	2,034,727	1.02
Total:	414	$199,757,279	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
Cendant	11	$5,258,223	2.63%
Downey	38	18,417,010	9.22
GMAC Mortgage	28	14,763,546	7.39
Greenpoint	16	7,715,358	3.86
HSBC	8	3,822,725	1.91
MIDAMERICA	15	7,973,217	3.99
National City Mortgage	14	8,007,600	4.01
Nextstar	3	1,696,888	0.85
Provident	87	38,671,750	19.36
Suntrust	36	17,916,594	8.97
Wamu	90	42,747,863	21.40
Wells Fargo	68	32,766,505	16.40
Total:	414	$199,757,279	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 23, 2004 19:17

Collateral Stratification Report

MASTR 2004-1 and 5

Mortgage Ins.	# of Loans	Aggregate Balance	% of Aggregate Balance
GEMICO	2	$828,553	0.41%
MGIC	1	493,620	0.25
PMI Mortgage Insurance	1	649,383	0.33
Republic Mortgage Insurance	1	355,845	0.18
United Guaranty	2	755,571	0.38
ORIG LTV < 80	407	196,674,306	98.46
Total:	414	$199,757,279	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 23, 2004 19:17